UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2015

Commission file number: 001-14330

POLYMER GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	57-1003983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9335 Harris Corners Parkway, Suite 300 Charlotte, North Carolina 28269	(704) 697-5100
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Polymer Group, Inc. (the “Company”) announced today that PGI France Holdings SAS, its wholly-owned subsidiary, entered into an agreement to acquire Dounor SAS (“Dounor”), a French manufacturer of materials used in hygiene, healthcare and industrial applications, with estimated 2014 annual revenues of approximately €80 million. The Company expects to close the acquisition of Dounor in the second quarter of 2015.

The Company expects to fund the Dounor acquisition and to pay related fees and expenses using the proceeds of a proposed approximately $70 million add-on to its existing term loan expected to be arranged by Jefferies Finance LLC. The closing of the Dounor acquisition is subject to customary terms and conditions and there is no assurance that the acquisition or the related financing transactions will be consummated within any particular time period or at all.

Dounor’s financial statements for the fiscal year ended December 31, 2014 are not yet available. Dounor’s actual results may differ materially from the estimate set forth above due to the completion of its financial closing procedures, final adjustments and other developments that may arise between now and the time that the consolidated financial statements are finalized.

A copy of the press release announcing the Dounor acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 and in Exhibit 99.1 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit 99.1) may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors. For a discussion of the various factors that may cause actual results to differ materially from those projected, please refer to the risk factors and other disclosures contained in the Company’s previously filed Form 10-K, Forms 10-Q, and other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2015

POLYMER GROUP, INC.

	By:	/s/ Dennis E. Norman
	Name:	Dennis E. Norman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 25, 2015.